UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 29, 2025

Standard BioTools Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34180 (Commission File Number)	77-0513190 (I.R.S. Employer Identification Number)
2 Tower Place, Suite 2000 South San Francisco, California 94080
(Address of principal executive offices and zip code)
(650) 266-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	LAB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2025, the Board of Directors (the “Board”) of Standard BioTools Inc. (the “Company”) approved restricted stock unit (“RSU”) retention awards for Michael Egholm, Ph.D., President & Chief Executive Officer of the Company, and Alex Kim, Chief Financial Officer of the Company, under the Company’s Amended and Restated 2011 Equity Incentive Plan, as amended (the “2011 Plan”), effective as of August 1, 2025, consisting of the following:

•
Subject to Dr. Egholm remaining actively employed with the Company through the applicable vesting dates, Dr. Egholm shall receive 3,000,000 RSUs, with 25% of the shares underlying the RSUs vesting on August 1, 2026, and the remaining 75% of the shares underlying the RSUs vesting in three equal annual installments thereafter.
•
Subject to Mr. Kim remaining actively employed with the Company through the applicable vesting dates, Mr. Kim shall receive 1,500,000 RSUs, with 40% of the shares underlying the RSUs vesting on July 20, 2026, and the remaining 60% of the shares underlying the RSUs vesting on July 20, 2027.

The RSU retention awards are subject to the terms and conditions of the 2011 Plan and the applicable RSU award agreements thereunder. The RSU retention awards are also subject to the provisions of the Company’s 2023 Change of Control and Severance Plan and 2024 Change of Control and Severance Plan, as applicable, under which Dr. Egholm and Mr. Kim participate, respectively, and their respective Participation Agreements thereunder.

Additionally, on August 1, 2025, the Human Capital Committee of the Board approved an increase to the target amount of the annual performance bonus for Mr. Kim to 80% of Mr. Kim’s base salary, effective as of January 1, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 1, 2025	STANDARD BIOTOOLS INC.

		By:	/s/ Alex Kim
		Name:	Alex Kim
		Title:	Chief Financial Officer